Exhibit 99.1

Aerie Pharmaceuticals to Offer $250 Million Convertible Senior Notes Due 2024

Durham, NC, September 3, 2019 – (BUSINESS WIRE) – Aerie Pharmaceuticals, Inc. (NASDAQ: AERI), an ophthalmic pharmaceutical company focused on the discovery, development and commercialization of first-in-class therapies for the treatment of patients with open-angle glaucoma, retinal diseases and other diseases of the eye, today announced that it proposes to offer $250 million aggregate principal amount of its convertible senior notes due 2024 (the “notes”), subject to market conditions and other factors. The notes are to be offered in a private offering to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended. Aerie also intends to grant to the initial purchasers of the notes a 13-day option to purchase up to an additional $37.5 million aggregate principal amount of the notes.

The notes will be senior, unsecured obligations of Aerie, and will bear interest semi-annually in arrears. The notes will mature on October 1, 2024 unless they are redeemed, repurchased or converted prior to such date. Prior to April 1, 2024, the notes will be convertible at the option of holders only during certain periods and upon satisfaction of certain conditions. On and after April 1, 2024, the notes will be convertible at the option of the holders at any time until the close of business on the second scheduled trading day immediately preceding the maturity date. Upon conversion, the notes may be settled in shares of Aerie common stock, cash or a combination thereof, at Aerie’s election.

The interest rate, initial conversion rate, offering price and other terms of the notes are to be determined by negotiations between Aerie and the initial purchasers.

Aerie intends to use a portion of the net proceeds from the offering of the notes to pay the cost of the capped call transactions described below. If the initial purchasers exercise their option to purchase additional notes, Aerie intends to use a portion of the net proceeds from the sale of the additional notes to pay the cost of entering into additional capped call transactions. In connection with the offering of the notes, Aerie intends to terminate its existing senior secured credit facility, and expects to pay certain termination fees and expenses in connection with such termination. Aerie expects to use the remainder of the net proceeds from the offering of the notes for general corporate purposes, including to fund its commercialization programs in the United States for both Rhopressa® and Rocklatan®, its clinical, regulatory and commercialization efforts beyond the United States, further development of other potential pipeline opportunities, including activities to support execution of its retina programs, evaluating possible uses of its existing proprietary portfolio of molecules beyond ophthalmology, its external business development efforts and its manufacturing activities, including the operation of its own manufacturing plant in Ireland.

In connection with the pricing of the notes, Aerie expects to enter into privately negotiated capped call transactions with one or more of the initial purchasers of the notes and/or their respective affiliates and/or other financial institutions (the “capped call counterparties”). The capped call transactions are expected generally to reduce potential dilution to Aerie common stock upon conversion of the notes and/or offset the potential cash payments that Aerie could be required to make in excess of the principal amount of any converted notes upon conversion thereof, with such reduction and/or offset subject to a cap. If the initial purchasers exercise their option to purchase additional notes, Aerie expects to enter into additional capped call transactions with the capped call counterparties that are expected generally to offset potential dilution and/or potential cash payments relating to additional notes issued upon exercise of the option to purchase additional notes.

In connection with establishing their initial hedges of the capped call transactions, the capped call counterparties have advised Aerie that they and/or their respective affiliates expect to enter into various derivative transactions with respect to Aerie common stock and/or purchase Aerie common stock concurrently with, or shortly after, the pricing of the notes. This activity could increase (or reduce the size of any decrease in) the market price of Aerie common stock or the notes concurrently with, or shortly after, the pricing of the notes.

In addition, the capped call counterparties and/or their respective affiliates may modify their hedge positions by entering into or unwinding various derivatives with respect to Aerie common stock and/or purchasing or selling Aerie common stock, the notes or other of Aerie’s securities or instruments (if any) in secondary market transactions following the pricing of the notes and prior to the maturity of the notes (and are likely to do so during any observation period related to a conversion of a note or following any issuance of a notice of redemption with respect to the notes). This activity could affect the market price of Aerie common stock or the notes, which could affect noteholders’ ability to convert the notes and, to the extent the activity occurs during any observation period related to a conversion of notes, it could affect the amount and value of the consideration that noteholders will receive upon conversion of such notes.

This announcement is neither an offer to sell nor a solicitation of an offer to buy any of these securities (including the shares of Aerie common stock, if any, into which the notes are convertible) and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale is unlawful. Any offers of the notes (and the shares of Aerie common stock, if any, into which the notes are convertible) will be made only to qualified institutional buyers pursuant to Rule 144A promulgated under the Securities Act of 1933, as amended, by means of a private offering memorandum.

The offer and sale of the notes and any shares of Aerie common stock issuable upon conversion of the notes have not been registered under the Securities Act of 1933, as amended, or any state securities laws, and the notes and any such shares may not be offered or sold in the United States absent registration or an applicable exemption from such registration requirements.

About Aerie Pharmaceuticals, Inc.

Aerie is an ophthalmic pharmaceutical company focused on the discovery, development and commercialization of first-in-class therapies for the treatment of patients with open-angle glaucoma, retinal diseases and other diseases of the eye.

Forward-Looking Statements

This press release contains forward-looking statements for purposes of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. We may, in some cases, use terms such as “predicts,” “believes,” “potential,” “proposed,” “continue,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “will,” “should,” “exploring,” “pursuing” or other words that convey uncertainty of future events or outcomes to identify these forward-looking statements. Forward-looking statements include statements regarding our expectations related to the offering discussed in this press release, including the completion, timing and size of the offering and related capped call transactions, and the use of proceeds of the offering. By their nature, forward-looking statements involve risks and uncertainties because they relate to events, competitive dynamics, industry change and other factors beyond our control, and depend on regulatory approvals and economic and other environmental circumstances that may or may not occur in the future or may occur on longer or shorter timelines than anticipated. We discuss many of these risks in greater detail under the heading “Risk Factors” in the quarterly and annual reports that we file with the Securities and Exchange Commission (SEC). Any forward-looking statements that we make in this press release speak only as of the date of this press release. We assume no obligation to update our forward-looking statements whether as a result of new information, future events or otherwise, after the date of this press release.

Contacts

Media: Tad Heitmann 949-526-8747; theitmann@aeriepharma.com

Investors: Ami Bavishi 908-947-3949; abavishi@aeriepharma.com